Exhibit 99.2

Jimmy C. Tallent

President & CEO

Rex S. Schuette

EVP & CFO rex_schuette@ucbi.com (706) 781-2266

David P. Shearrow

EVP & CRO United Community Banks, Inc.

Second Quarter 2012 Investor Presentation

July 26, 2012

Cautionary Statement

This news release contains forward‐looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward‐looking statements to differ materially from actual results, please refer to United Community Banks, Inc.’s filings with the Securities and Exchange Commission including its 2011 Annual Report on Form 10‐K under the sections entitled “Forward‐Looking Statements”. Forward‐looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward‐looking statements.

Non-GAAP Measures

This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such non‐GAAP financial measures include the following: net interest margin – pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk‐weighted assets. The most comparable GAAP measures to these measures are: net interest margin, net interest revenue, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets.

Management uses these non‐GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non‐GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods. These non‐GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non‐GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non‐GAAP Reconcilement Tables’ at the end of the Appendix to this presentation.

United at a Glance

Founded in 1950

Third‐largest bank holding company in Georgia

Headquartered in Blairsville, Georgia with 104 locations throughout north Georgia, metro Atlanta, coastal Georgia, western North Carolina and east Tennessee

1,651 employees

27 Banks and 104 Offices

Deposit Market Share(1)
Market Banks Offices Deposit Share Rank
North Georgia 11 22 33% 1
Atlanta MSA 10 38 4 7
Gainesville MSA 1 5 14 3
Coastal Georgia 2 8 6 7
Western North Carolina 1 20 13 3
East Tennessee 2 11 2 10
Key Statistics as of 6/30/12
(billions)
Total assets $6.74
Total deposits $5.82
Loans $4.12

¹ FDIC deposit market share and rank as of 6/11 for markets where United takes deposits. Source: SNL and FDIC.

Highlights Second Quarter

 Improving Quarterly Results

 Net Income of $6.5 million, or 6 cents per share

 Fourth quarterly profit in past five quarters

 Core earnings (pre-tax, pre-credit) of $28.3 million

 Strong Core Transaction Deposit Growth

 Year-to-date up 11% annualized

 Building customer deposit base

 Represents 55% of total customer deposits compared to 34% three years ago

 Non Performing Assets Declining

6 LOAN PORTFOLIO & CREDIT QUALITY

7 Loan Portfolio (total $4.12 billion)

8 Commercial Loans (total $2.46 billion)

9

Commercial Real Estate (by loan type)
June 30, 2012
Owner Income
(in millions) Occupied Producing Total Percent
Office Buildings $ 299 $ 205 $ 504 28%
Retail 118 138 256 15
Small Warehouses/Storage 116 74 190 10
Multi-Residential/Other Properties 62 90 152 8
Churches 141 - 141 8
Convenience Stores 74 24 98 5
Hotels/Motels - 87 87 5
Franchise / Restaurants 38 34 72 4
Farmland 61 - 61 3
Manufacturing Facility 45 8 53 3
Auto Dealership/Service 45 8 53 3
Golf Course/Recreation 49 - 49 3
Leasehold Property 17 10 27 1
Daycare Facility 17 9 26 1
Carwash 17 1 18 1
Movie TheaterBowling/Recreation 16 - 16 1
Funeral Home 12 1 13 1
Marina 10 - 10 1
Mobile Home Parks - 8 8 1
Other Small Business 3 - 3 1
Total $ 1,140 $ 697 $ 1,837

Portfolio Characteristics

 58.7% owner-occupied

 Small business, doctors, dentists, attorneys, CPAs

 $12 million project limit

 Average Loan Size o $469 Composite CRE o $425 Owner Occupied o $606 Income Producing

10

Commercial Construction (by loan type)
June 30, 2012
(in millions) Amount Percent
Land Develop - Vacant (Improved) $ 64 38%
Raw Land - Vacant (Unimproved) 59 35
Commercial Land Development 25 15
Office Buildings 5 3
Churches 5 3
Warehouse 2 1
Carwash 1 1
Restaurants/Fast Food/Other Franchise 1 1
Retail Building 1 1
Hotels/Motels 1 0
Mobile Home Parks 1 0
Miscellaneous Construction 4 2
Total Commercial Construction $ 169 100%

Portfolio Characteristics

 Average loan size: $455k

11 Residential Mortgage (total $1.13 billion) Origination Characteristics No broker loans Policy Max LTV: 80-85% 55% of HE Primary Lien

12 Residential Construction (total $0.41 billion) Average Loan Size (in thousands) Spec $ 231k Sold 119k Develop 604k Raw Land 111k 12% Raw $.05B 49% 20% Lot Developing $.20B $.08B

Residential Construction – Total Company
2Q12 vs.
(in millions) 2Q12 1Q12 4Q113Q112Q112Q11
Land Loans
Developing Land $ 78 $ 86 $ 88$97$105$(27)
Raw Land 45 57 616062(17)
Lot Loans 203 204 207216218(15)
Total 326 347 356373385(59)
Construction Loans
Spec 49 57 596474(25)
Sold 34 32 333743(9)
Total 83 89 92101117(34)
Total Res Construction $ 409 $ 436 $ 448$474$502$(93)

By Region
Atlanta $ 76 $ 86 $ 86$92$97$(21)
Gainesville MSA 19 20 202525(6)
North Georgia 193 206 214229249(56)
North Carolina 87 88 919295(8)
Coastal Georgia 22 23 242424(2)
Tennessee 12 13 131212-
Total Res Construction $ 409 $ 436 $ 448$474$502$(93)

New Loans Funded – Category and Market
(in millions)
CATEGORY 2Q12 1Q12
Commercial RE:
Owner Occupied $ 25.5 $ 55.0
Income Producing 7.1 15.3
Total Commercial RE 32.6 70.3
Commercial C & I 15.3 26.0
Commercial Constr. 4.6 2.9
Residential 25.1 24.7
Residential Constr. 7.9 6.4
Consumer 1.0 1.1
Total Categories $ 86.5 $ 131.4
MARKET 2Q12 1Q12
Atlanta $ 35.5 $ 54.2
Coastal Georgia 9.8 25.4
N. Georgia 21.9 25.1
Tennessee 9.9 14.1
North Carolina 5.7 7.9
Gainesville 3.7 4.7
Total Markets $ 86.5 $ 131.4

New Loan Commitments – Category and Market15
(in millions)
CATEGORY 2Q12 1Q12
Commercial RE:
Owner Occupied $ 28.0 $ 55.7
Income Producing 7.7 16.7
Total Commercial RE 35.7 72.4
Commercial C & I 23.7 39.0
Commercial Constr. 7.5 6.1
Residential 32.1 29.0
Residential Constr. 32.2 20.9
Consumer 1.2 1.2
Total Categories $ 132.4 $ 168.6
MARKET 2Q12 1Q12
Atlanta $ 54.7 $ 70.9
N. Georgia 35.0 36.3
Coastal Georgia 11.4 28.0
Tennessee 14.8 18.7
North Carolina 12.5 9.8
Gainesville 4.0 4.9
Total Markets $ 132.4 $ 168.6

Credit Quality16
(in millions)

2Q12 1Q124Q113Q112Q11
Operating Net Charge-offs(1) $ 18.9 $ 15.9$20.6$17.5$16.5
as % of Average Loans(1) 1.85% 1.55%1.99%1.68%1.58%

Allowance for Loan Losses $ 112.7 $ 113.6$114.5$146.1$127.6
as % of Total Loans 2.74% 2.75%2.79%3.55%3.07%
as % of NPLs 98 8890101180

Past Due Loans (30 89 Days) .65% .86%.75%.70%0.65%

Non-Performing Loans $ 115.4 $ 129.7$127.5$144.5$71.0
OREO 30.4 31.932.844.247.6
Total NPAs $ 145.8 $ 161.6$160.3$188.7$118.6

Accruing TDRs (see page 49) $ 141.6 $ 125.8$105.8$69.8$41.5

As % of Original Principal Balance
Non-Performing Loans 68.8% 70.6%71.3%77.8%64.5%
OREO 39.3 36.135.933.432.6

Total NPAs
as % of Total Assets 2.16 2.252.302.741.66
as % of Loans & OREO 3.51 3.883.874.542.82

(1) Excludes $25 million of charge-offs for largest loan relationship in 4Q11.

17

NPL Inflow Trends

Quarterly NPL Inflows Since 2009 ($mm)


$200.0
$150.0
$100.0
$50.0
$0.0
$174.8
$177.7
$193.3
$174.9
$139.0
$155.0
$119.8
$81.0
$54.7
$35.9
$103.4
$45.7
$32.4
$29.4
84.8%
Decline
from Peak
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Resi Construction
Com. Construction
Resi. Mortgage
Com. RE
Commercial
Consumer

Total NPLs ($mm)


$320.0
$240.0
$160.0
$80.0
$-
259.2
287.8
304.4
264.1
280.8
224.3
217.8
179.1
83.8
71.1
144.5
127.5
129.7
115.4
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12

United Community Banks.

Net Charge-offs by Loan Category18
(in thousands)
2Q12% of Average Loans (Annualized)
% of Avg
Total Loans1Q124Q12(1) 3Q11

Commercial (Sec. by RE):
Owner Occupied $ 1,305 .46%.87%1.16%.34%
Income Producing 3,044 1.75.70.57.71
Total Comm (Sec. by RE) 4,349 .95.81.90.50
Commercial & Industrial 775 .70.621.083.54
Commercial Construction 88 .21.811.75.39
Total Commercial 5,212 .86.781.06.71
Residential Mortgage 3,862 1.381.912.042.09
Residential Construction 9,563 9.144.846.775.19
Consumer/ Installment 259 .881.721.472.75
Total Net Charge-offs $ 18,896 1.851.551.991.68

(1) Excludes charge-offs for largest loan relationship of Commerical Construction $2,863; Commercial & Industrial $17,046; CRE Income Producing $901; and, Residential Construction $4,190

Net Charge-offs by Market19
(in millions)

2Q12% of Average Loans (Annualized)

% of Avg
Total Loans1Q124Q11(1) 3Q11

North Georgia $ 12,474 3.58%2.56%2.70%2.16%
Atlanta MSA 2,307 .75.891.37.94
North Carolina 3,634 2.521.142.102.31
Coastal Georgia 211 .231.53.41.88
Gainesville MSA (187) (.29)1.353.842.64
East Tennessee 457 .68.34.59.78
Total $ 18,896 1.851.551.991.68

(1) Excludes charge-offs for largest loan relationship of in North Georgia of $25,000

NPAs by Loan Category and Market20
(in thousands)
2Q12

NPLs OREO Total NPAs
LOAN CATEGORY

Commercial (sec. by RE):

Owner Occupied $ 9,399 $ 7,914 $ 17,313

Income Producing 9,716 2,672 12,388

Commercial & Industrial 34,982 - 34,982

Commercial Construction 18,175 2,732 20,907

Total Commercial 72,272 13,318 85,590

Residential Mortgage 16,631 5,591 22,222

Residential Construction 25,530 11,512 37,042

Consumer/ Installment 907 - 907

Total $ 115,340 $ 30,421 $ 145,761
2Q12

NPLs OREO Total NPAs
MARKETS

North Georgia $ 77,332 $ 13,546 $ 90,878

Atlanta MSA 17,593 8,651 26,244

North Carolina 10,657 3,287 13,944

Coastal Georgia 5,822 785 6,607

Gainesville MSA 991 2,998 3,989

East Tennessee 2,945 1,154 4,099

Total $ 115,340 $ 30,421 $ 145,761

21 FINANCIAL REVIEW

22

Core Earnings Summary

(in thousands)

	2Q12	Variance - Incr / (Decr) 1Q12	4Q11	1Q11
Net Interest Revenue	**$ 56,836**	**$ (2,028)**	**$ (2,214)**	**$ (2,110)**
Fee Revenue	12,764	(327)	1,322	1,668
Gross Revenue	**69,600**	**(2,355)**	**(892)**	**(442)**
Operating Expense (Excl OREO)	41,312	(1,358)	(2,531)	(4,368)
Pre-Tax, Pre-Credit (Core)	**$ 28,288**	**$ (997)**	**$ 1,639**	**$ 3,926**

Net Interest Margin	**3.43 %**	**(.10) %**	**(.08) %**	**.02**

United Community Banks.

Net Interest Margin23

3.79% 3.77% 3.76%

3.67% 3.62%

NIM

NIM – Core Credit(1)

(1) Excluding impact of nonaccrual loans, OREO and interest reversals

NIM Characteristics

 Margin

-10 bps vs. 1Q12 +2 bps vs. 2Q11

 Lowered Core and CD Deposit Pricing

 Loan Pricing Pressure

 2Q Excess Liquidity –Lowered Margin by 44 bps and 53 bps in Q1

Margin – Credit Costs 24

.26% .26% .24%

.23%

.19%

Credit Costs Impacting Margin

 Historically 8 to 12 bps

 Significant improvement after de-risking balance sheet 1Q11

 Cost 2Q12 vs. Historical – 7 bps (annual earnings impact of $4.7 million)

 1 bps = $667 thousand in NIR
Margin

. 25 Key Drivers of Net Interest Revenue / Margin 25 Offsetting Impacts on Margin Loan pricing under pressure Deposit rates continue to decline 4.74 4.76 4.79 4.79 4.72 Loan Spreads

26 Deposit Pricing, Excluding Brokered Deposits 26 Note – CD pricing reflects the quarter-ending new and renewed yield. MMDA / NOW pricing reflects the deposit yield for each quarter

Deposit Mix  27
(in millions)
  2Q12
  55%
  $5.6B Public
  Funds
 2Q12 1Q12 2Q11 4Q08 12%
  Demand &
Demand / NOW $ 1,735 $ 1,722 $ 1,620 $ 1,457 Time
  NOW
  >$100k
MMDA / Savings 1,330 1,331 1,174 630 31%
  13%
Core Transaction 3,065 3,053 2,794 2,087
  Time
  <$100k
  20% MMDA &
 10% Growth - $271 Million Sav.
  24%
 +978

 47% Growth
  Customer
Time < $100,000 1,159 1,201 1,503 1,945
Public Deposits 623 782 605 755 4Q08
Total Core 4,847 5,036 4,902 4,787 $6.2B Public
  Funds Demand & 34%
Time >$100,000 728 759 936 1,336 14% NOW
  23%
Public Deposits 36 38 44 87
Total Customer 5,611 5,833 5,882 6,210
  Time >$100k
  22% MMDA & Sav.
Brokered Deposits 211 168 301 793 10%
Total Deposits $ 5,822 $ 6,001 $ 6,183 $ 7,003
  Time <$100k
  31%
31%

Core Deposit Growth – Category and Market 28
(in millions, excluding public)
Growth
YTD
CATEGORY 2Q12 2Q12 Last 12 Mo
Demand $ 35.9 $ 143.7 $ 222.6
MM Accounts (6.2) 81.9 134.9
Savings 5.4 20.7 21.7
NOW (22.6) (82.8) (107.6)
Total Categories $ 12.5 $ 163.5 $ 271.6

Percent Growth (Annualized) 2% 11% 10%

MARKET
Atlanta $ 2.9 $ 65.1 $ 130.2
North Carolina 12.8 43.3 55.3
Coastal Georgia 0.1 25.5 25.7
N. Georgia (3.5) 17.8 38.2
Tennessee (1.8) 7.5 12.7
Gainesville 2.0 4.3 9.5
Total Markets $ 12.5 $ 163.5 $ 271.6

Fee Revenue - Core 29
(in millions)

Variance - Incr / (Decr)
2Q12 1Q12 4Q11 2Q11
NSF & Overdraft Fees $ 3,232 $ (13) $ (305) $ (426)
Debit Card Fees 3,242 140 273 (37)
Other Service Charges 1,342 (94) 600 671
Total Service Charges and Fees 7,816 33 568 208
Mortgage Loan & Related Fees 2,322 223 497 1,370
Brokerage Fees 809 (4) 27 118
Other 1,817 (579) 230 (28)
Total $ 12,764 $ (327) $ 1,322 $ 1,668

Excludes net securities gains and charges on prepayment of FHLB advances, hedge ineffectiveness gains, gains from the sale of low income housing tax credits, interest on Federal income tax refund and mark to market adjustments on United’s deferred compensation plan assets.

Investment Conclusions

Operating Expenses - Core 30
(in thousands)

Variance - Incr / (Decr)
2Q12 1Q12 4Q11 2Q11
Salaries & Employee Benefits $ 23,150 $ (1,615) $ (2,388) $ (2,129)
Communications & Equipment 3,211 56 82 (167)
Occupancy 3,539 (232) (433) (266)
FDIC Assessment 2,545 35 144 (1,099)
Advertising & Public Relations 1,088 242 (101) (229)
Postage, Printing & Supplies 916 (63) (44) (169)
Professional Fees 1,952 (23) (54) (398)
Other Expense 4,911 242 263 89
$ 41,312 $ (1,358) $ (2,531) $ (4,368)

Excludes foreclosed property costs, adjustment to reclassify pension plan actuarial gains and losses and unamortized prior service costs to other comprehensive income, severance costs and mark to market adjustments on United’s deferred compensation plan liability.

Net Operating Income 31
(in thousands)
2Q12 1Q12 4Q11 2Q11
Pre-Tax, Pre-Credit (Core) $ 28,288 $ 29,285 $ 26,649 $ 24,362
Provision for Loan Loss (18,000) (15,000) (14,000) (11,000)
Foreclosed Property Costs:
Write-downs (1,008) (2,111) (3,892) (3,118)
Losses on Sales 269 (93) (3,041) 3,218
Maintenance, Taxes, Etc. (1,112) (1,621) (2,369) (1,991)
Total Foreclosed Property Costs (1,851) (3,825) (9,302) (1,891)
Hedge Ineffectiveness Gains (Losses) (180) 115 313 2,810
Securities Gains, Net 6,490 557 4 783
Losses from Prepayment of Borrowings (6,199) (482) - (791)
Gains from Sale of Low Income Housing Tax Credits - 728 728 -
Interest on Federal Income Tax Refund - 1,100 - -
Reclassification of Pension Acturial Gains and
Losses and Prior Service Costs to OCI - - 2,245 -
Severance (1,155) (190) - (1,150)
Income Tax Expense (894) (760) 3,264 (1,095)
Net Income $ 6,499 $ 11,528 $ 9,901 $ 12,028

Net Income Per Share $ .06 $ .15 $ .12 $ .16

Net Income 32
(in thousands)

2Q12 1Q12 4Q11 2Q11
Net Income $ 6,499 $ 11,528 $ 9,901 $ 12,028
Preferred Stock Dividends (3,032) (3,030) (3,025) (3,016)
Net Income Avail to Common Shareholders $ 3,467 $ 8,498 $ 6,876 $ 9,012

Net Income Per Share $ .06 $ .15 $ .12 $ .16

Tangible Book Value $ 6.48 $ 6.54 $ 6.47 $ 6.94

Shares Outstanding (millions) 57.8 57.8 57.6 57.5

26

Capital Ratios 33

Well- Minimum
Capitalized Guideline JUN ‘12 MAR ‘12 JUN ‘11
Bank
Tier 1 RBC 6% 10% 14.3% 13.7% 13.3%
Total RBC 10 11 15.6 15.0 15.1
Leverage 5 8 9.2 9.0 8.3

Holding Company
Tier 1 RBC 6 10 14.2 13.7 13.6
Total RBC 10 11 15.9 15.4 16.2
Leverage 5 8 9.1 8.9 8.5
Tier I Common RBC 4.5 7 8.7 8.3 8.3

Tangible Equity to Assets 8.2 8.1 7.9

APPENDIX

34 APPENDIX

Experienced Proven Leadership 35

Joined Years in
UCBI Banking
Jimmy Tallent President & CEO 1984 38

Rex Schuette Chief Financial Officer 2001 35

David Shearrow Chief Risk Officer 2007 31

Craig Metz Marketing & Retail Banking 2002 20

Regional Presidents:

Bill Gilbert North & Coastal Georgia 2000 36

Tim Schools North Carolina & Tennessee 2011 12

Glenn White Atlanta 2007 38

Business and Operating Model 36

Twenty-seven “community banks”

 Local CEOs with deep roots in their communities

 Resources of $6.7 billion bank

Service is point of differentiation

 #1 in Customer Satisfaction according to Customer Service Profiles

 J.D. Power Customer Service Champion

9 Recognized 40 companies in the U.S.

9 Only bank to be recognized

 Golden rule of banking

9 “The Bank That SERVICE Built”

 Ongoing customer surveys

9 95% satisfaction rate

Strategic footprint with substantial banking opportunities

 Operates in a number of the more demographically attractive markets in the U.S.

Disciplined growth strategy

 Organic supported by de novos and selective acquisitions

“Community bank service, large bank resources”

37

Robust Demographics (fast growing markets)

Population Growth (%)
Population Actual Projected
Markets1(in thousands) 2000 - 2011 2011 - 2016
North Georgia 386 21% 4%
Atlanta MSA 5,321 25 5
Gainesville MSA 181 30 4
Coastal Georgia 385 15 5
Western North Carolina 441 15 5
East Tennessee 862 14 5

Total Markets
Georgia 9,775 19 5
North Carolina 9,659 20 7
Tennessee 6,402 13 4
United States 310,704 10 3

¹ Population data is for 2011 and includes those markets where United takes deposits.
Source: SNL

Market Share Opportunities 38
Excellent growth prospects

Market
Deposits United Deposit
Markets (in billions) (1) Deposits (2) Banks Offices Share(1) Rank(1)
North Georgia $ 6.8 $ 2.0 11 22 33% 1
Atlanta MSA 48.2 2.0 10 38 4 7
Gainesville MSA 2.5 .3 1 5 14 3
Coastal Georgia 7.0 .3 2 8 6 7
Western North Carolina 7.3 .9 1 20 13 3
East Tennessee 15.9 .3 2 11 2 10
Total Markets $ 87.7 $ 5.8 27 104

¹ FDIC deposit market share and rank as of 6/11 for markets where United takes deposits. Source: SNL and FDIC.

2 Based on current quarter.

Leading Demographics 39
2011 ‐ 2016
Total Assets Population
Rank Ticker Company(1) State ($B) Growth(2)
1 CFR Cullen/Frost Bankers, Inc. TX 20.4 8.38
2 IBOC International Bancshares Corporation TX 11.8 6.99
3 HBHC Hancock Holding Company MS 19.3 6.38
4 PB Prosperity Bancshares, Inc. TX 10.9 6.23
5 FCNCA First Citizens BancShares, Inc. NC21.16.10
6 GBCI Glacier Bancorp, Inc. MT 7.2 5.63
7 FIBK First Interstate BancSystem, Inc. MT 7.4 5.43
8 TCBI Texas Capital Bancshares, Inc. TX 8.6 5.37
9 FCBN First Citizens Bancorporation, Inc. SC 8.3 4.87
10 UCBI United Community Banks, Inc. GA 6.7 4.85
11 BOKF BOK Financial Corporation OK 25.9 4.77
12 WAL Western Alliance Bancorporation AZ 6.9 4.56
13 IBKC IBERIABANK Corporation LA 11.8 4.42
14 STSA Sterling Financial Corporation WA 9.5 4.20
15 UMPQ Umpqua Holdings Corporation OR 11.5 3.98

NOTE: Financial information as of March 31, 2012

(1) Includes publicly traded companies with assets between $5.0 ‐ $50.0 billion as of March 31, 2012 (2) Population growth weighted by county (cumulative) Data Source: SNL Financial

Investment Conclusions

Proactively Addressing Credit Environment 40

Structure

 Centralized underwriting and approval process

 Segregated work‐out teams

 Highly skilled ORE disposition group

 Seasoned regional credit professionals

Process

 Continuous external loan review

 Intensive executive management involvement: o Weekly past due meetings o Weekly NPA/ORE meetings o Quarterly criticized watch loan review meetings o Quarterly pass commercial and CRE portfolio review meetings

 Internal loan review of new credit relationships

Policy

 Ongoing enhancements to credit policy

 Periodic updates to portfolio limits

41 Lending – Credit Summary 41 (in millions) Legal lending limit $158 House lending limit 20 Project lending limit 12 Top 25 relationships 404 Regional credit review – Standard underwriting

Performing Classified Loans 42
(in millions)

LOANS BY CATEGORY 2Q12 1Q12 4Q11 3Q11 2Q11

Commercial (Sec. by RE):
Owner Occupied $ 54 $ 78 $ 79 $ 69 $ 72
Income Producing 94 56 64 65 46
Total Comm (Sec. by RE) 148 134 143 134 118
Commercial & Industrial 16 17 16 25 17
Commercial Construction 38 23 18 26 31
Total Commercial 202 174 177 185 166
Residential Mortgage 73 76 76 77 70
Residential Construction 46 64 72 76 74
Consumer / Installment 3 3 3 3 3

Total Classified Loans $ 324 $ 317 $ 328 $ 341 $ 313

26

Business Mix Loans 43
(at quarter-end)
(in millions)

2Q12 vs.
LOANS BY CATEGORY 2Q12 1Q12 4Q11 3Q11 2Q11 2Q11

Commercial (Sec. by RE):
Owner Occupied $ 1,140 $ 1,137 $ 1,111 $ 1,037 $ 1,014 $ 126
Income Producing 697 706 711 734 728 (31)
Total Comm (Sec. by RE) 1,837 1,843 1,822 1,771 1,742 95
Commercial & Industrial 450 440 428 429 428 22
Commercial Construction 169 167 164 169 195 (26)
Total Commercial 2,456 2,450 2,414 2,369 2,365 91

Residential Mortgage 1,128 1,131 1,135 1,150 1,177 (49)
Residential Construction 409 436 448 474 502 (93)
Consumer / Installment 126 111 113 117 119 7

Total Loans $ 4,119 $ 4,128 $ 4,110 $ 4,110 $ 4,163 $ (44)

44

Loans – Markets Served (at quarter-end)
(in millions)

2Q12 vs.
LOANS BY MARKET 2Q12 1Q12 4Q11 3Q11 2Q11 2Q11

North Georgia $ 1,387 $ 1,408 $ 1,426 $ 1,478 $ 1,500 $ (113)
Atlanta MSA 1,252 1,239 1,220 1,192 1,188 64
North Carolina 576 588 597 607 626 (50)
Coastal Georgia 369 366 346 316 325 44
Gainesville MSA 259 262 265 272 275 (16)
East Tennessee 276 265 256 245 249 27
Total Loans $ 4,119 $ 4,128 $ 4,110 $ 4,110 $ 4,163 $ (44)

Residential Construction – North Georgia 45
(in millions)

2Q12 vs.
2Q12 1Q12 4Q11 3Q11 2Q11 2Q11
Land Loans
Developing Land $ 39 $ 44 $ 44 $ 51 $ 58 $ (19)
Raw Land 18 26 26 25 25 (7)
Lot Loans 113 113 118 124 129 (16)
Total 170 183 188 200 212 (42)

Construction Loans
Spec 9 12 12 15 18 (9)
Sold 14 11 14 14 19 (5)
Total 23 23 26 29 37 (14)

Total Res Construction $ 193 $ 206 $ 214 $ 229 $ 249 $ (56)

Residential Construction – Atlanta MSA 46
(in millions)

2Q12 vs.
2Q12 1Q12 4Q11 3Q11 2Q11 2Q11
Land Loans
Developing Land $ 14 $ 17 $ 17 $ 19 $ 20 $ (6)
Raw Land 9 13 14 15 16 (7)
Lot Loans 22 22 22 22 22 -
Total 45 52 53 56 58 (13)

Construction Loans
Spec 24 27 27 28 30 (6)
Sold 7 7 6 8 9 (2)
Total 31 34 33 36 39 (8)

Total Res Construction $ 76 $ 86 $ 86 $ 92 $ 97 $ (21)

47

Business Mix Loans (at year-end)
(in millions)

2011 2010 2009 2008 2007
LOANS BY CATEGORY
Commercial (Sec. by RE) $ 1,822 $ 1,761 $ 1,779 $ 1,627 $ 1,476
Commercial & Industrial 428 441 390 410 418
Commercial Construction 164 297 363 500 527
Total Commercial 2,414 2,499 2,532 2,537 2,421
Residential Mortgage 1,135 1,279 1,427 1,526 1,502
Residential Construction 448 695 1,050 1,479 1,829
Consumer / Installment 113 131 142 163 177
Total Loans $ 4,110 $ 4,604 $ 5,151 $ 5,705 $ 5,929

Markets Served 48
Loans – (at year-end)
(in millions)

LOANS BY MARKET 2011 2010 2009 2008 2007

North Georgia $ 1,426 $ 1,689 $ 1,884 $ 2,040 $ 2,060
Atlanta MSA 1,220 1,310 1,435 1,706 2,002
North Carolina 597 702 772 810 806
Coastal Georgia 346 335 405 464 416
Gainesville MSA 265 312 390 420 399
East Tennessee 256 256 265 265 246
Total Loans $ 4,110 $ 4,604 $ 5,151 $ 5,705 $ 5,929

TDRs by Loan Type
(in millions)
LOAN TYPE Accruing(1) Non-Accruing Total TDRs
As of June 30, 2012
Commercial (Sec by RE) $ 75,901 $ 6,424 $ 82,325
Commercial & Industrial 3,713 259 3,972
Commercial Construction 30,727 10,950 41,677
Total Commercial 110,341 17,633 127,974
Residential Mortgage 14,485 2,465 16,950
Residential Construction 16,450 5,728 22,178
Consumer Installment 366 145 511
Total $ 141,642 $ 25,971 $ 167,613
(1) 78 percent of accruing TDR loans have an interest rate of 4 percent of greater.
As of March 31, 2012
Commercial (Sec by RE) $ 70,293 $ 9,551 $ 79,844
Commercial & Industrial 3,288 199 3,487
Commercial Construction 17,891 16,175 34,066
Total Commercial 91,472 25,925 117,397
Residential Mortgage 12,479 2,353 14,832
Residential Construction 21,652 4,296 25,948
Consumer Installment 193 137 330
Total $ 125,796 $ 32,711 $ 158,507

50

NPAs by Loan Category, Market, and Activity

Credit Quality [(1)]

(in thousands)	Second Quarter 2012 Non-performing Loans	Second Quarter 2012 Foreclosed Properties	Second Quarter 2012 Total NPAs	First Quarter 2012 Non-performing Loans	First Quarter 2012 Foreclosed Properties	First Quarter 2012 Total NPAs	Fourth Quarter 2011 Non-performing Loans	Fourth Quarter 2011 Foreclosed Properties	Fourth Quarter 2011 Total NPAs
NPAs BY CATEGORY									
Commercial (sec. by RE)	$ 19,115	$ 10,586	$ 29,701	$ 26,081	$ 10,808	$ 36,889	$ 27,322	$ 9,745	$ 37,067
Commercial & industrial	34,982	-	34,982	36,314	-	36,314	34,613	-	34,613
Commercial construction	18,175	2,732	20,907	23,319	3,266	26,585	16,655	3,336	19,991
Total commercial	72,272	13,318	85,590	85,714	14,074	99,788	78,590	13,081	91,671
Residential mortgage	16,631	5,591	22,222	18,741	5,882	24,623	22,358	6,927	29,285
Residential construction	25,530	11,512	37,042	24,341	11,931	36,272	25,523	12,851	38,374
Consumer installment	907	-	907	908	-	908	1,008	-	1,008
Total NPAs	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338
Balance as a % of Unpaid Principal	68.8%	39.3%	59.4%	70.6%	36.1%	59.4%	71.3%	35.9%	59.3%
NPAs BY MARKET									
North Georgia	$ 77,332	$ 13,546	$ 90,878	$ 81,117	$ 14,559	$ 95,676	$ 88,600	$ 15,136	$ 103,736
Atlanta MSA	17,593	8,651	26,244	22,321	7,647	29,968	14,480	6,169	20,649
North Carolina	10,657	3,287	13,944	15,765	4,650	20,415	15,100	5,365	20,465
Coastal Georgia	5,822	785	6,607	5,622	1,268	6,890	5,248	1,620	6,868
Gainesville MSA	991	2,998	3,989	2,210	3,387	5,597	2,069	3,760	5,829
East Tennessee	2,945	1,154	4,099	2,669	376	3,045	1,982	809	2,791
Total NPAs	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338
NPA ACTIVITY									
Beginning Balance	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747
Loans placed on non-accrual	29,364	-	29,364	32,437	-	32,437	45,675	-	45,675
Payments received	(15,027)	-	(15,027)	(5,945)	-	(5,945)	(1,884)	-	(1,884)
Loan charge-offs	(19,382)	-	(19,382)	(14,733)	-	(14,733)	(44,757)	-	(44,757)
Foreclosures	(9,319)	9,319	-	(9,534)	9,534	-	(16,039)	16,039	-
Capitalized costs	-	415	415	-	329	329	-	141	141
Note / property sales	-	(10,461)	(10,461)	-	(8,631)	(8,631)	-	(20,651)	(20,651)
Write downs	-	(1,008)	(1,008)	-	(2,111)	(2,111)	-	(3,893)	(3,893)
Net gains (losses) on sales	-	269	269	-	(93)	(93)	-	(3,040)	(3,040)
Ending Balance	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

Net Charge-offs by Category and Market 51
Credit Quality (1)

Second Quarter 2012 First Quarter 2012 Fourth Quarter 2011
Net Charge- Net Charge- Net Charge-
Offs to Offs to Offs to
Net Average Net Average Net Average
(in thousands) Charge-Offs Loans (2) Charge-Offs Loans (2) Charge-OffsLoans(2)
NET CHARGE-OFFS BY CATEGORY
Commercial (sec.by RE) $ 4,349 .95% $ 3,697 .81% $ 4,962 1.09%
Commercial & industrial 775 .70 669 .62 18,940 17.47
Commercial construction 88 .21 334 .81 3,318 7.88
Total commercial 5,212 .86 4,700 .78 27,220 4.51
Residential mortgage 3,862 1.38 5,375 1.91 5,887 2.04
Residential construction 9,563 9.14 5,314 4.84 12,090 10.36
Consumer installment 259 .88 478 1.72 427 1.47
Total $ 18,896 1.85 $ 15,867 1.55 $ 45,624 4.39

NET CHARGE-OFFS BY MARKET
North Georgia $ 12,474 3.58% $ 9,022 2.56% $ 34,970 9.46%
Atlanta MSA 2,307 .75 2,729 .89 4,195 1.37
North Carolina 3,634 2.52 1,679 1.14 3,180 2.10
Coastal Georgia 211 .23 1,329 1.53 335 .41
Gainesville MSA (187) (.29) 883 1.35 2,572 3.84
East Tennessee 457 .68 225 .34 372 .59
Total $ 18,896 1.85 $ 15,867 1.55 $ 45,624 4.39

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern
Community Bank.
(2) Annualized.

52

Net Charge-offs by Category and Market
Asset Disposition Plan *as of March 31, 2011*

Credit Quality - Net Charge-Offs First Quarter 2011 [(1)]

(in thousands)	Asset Disposition Plan: Bulk Loan Sale [(2)]: Performing Loans	Asset Disposition Plan: Bulk Loan Sale [(2)]: Nonperforming Loans	Asset Disposition Plan: Other Bulk Loan Sales [(3)]	Asset Disposition Plan: Foreclosure Charge-Offs [(4)]	Other Net Charge-Offs	First Quarter 2011 Net Charge-Offs
NET CHARGE-OFFS BY CATEGORY						
Commercial (sec. by RE)	$ 29,451	$ 11,091	$ 3,318	$ 1,905	$ 2,842	$ 48,607
Commercial construction	32,530	15,328	292	419	1,146	49,715
Commercial & industrial	365	2,303	859	-	513	4,040
Total commercial	62,346	28,722	4,469	2,324	4,501	102,362
Residential construction	43,018	23,459	3,325	11,693	10,643	92,138
Residential mortgage	13,917	14,263	1,676	1,538	4,989	36,383
Consumer / installment	86	168	30	24	383	691
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574
NET CHARGE-OFFS BY MARKET						
Atlanta MSA	$ 37,186	$ 8,545	$ 1,428	$ 6,034	$ 3,296	$ 56,489
Gainesville MSA	3,563	2,442	957	700	954	8,616
North Georgia	57,969	47,699	2,508	6,585	8,544	123,305
Western North Carolina	11,138	4,743	2,415	1,402	6,749	26,447
Coastal Georgia	6,835	2,180	2,013	634	341	12,003
East Tennessee	2,676	1,003	179	224	632	4,714
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2) Charge-offs totaling $186 million were recognized on the bulk loan sale in the first quarter of 2011. The loans were transferred to the loans held for sale category in anticipation of the second quarter bulk loan sale that was completed on April 18, 2011.

(3) Losses on smaller bulk sale transactions completed during the first quarter of 2011.

(4) Loan charge-offs recognized in the first quarter of 2011 related to loans transferred to foreclosed properties. Such charge-offs were elevated in the first quarter as a result of the asset disposition plan, which called for aggressive write downs to expedite sales in the second and third quarters of 2011.

53

Credit Quality – Bulk Loan Sale Summary *as of March 31, 2011*

Credit Quality - Bulk Loan Sale Summary [(1)]

	Performing Loans			Nonperforming Loans			Total Loans		
(in thousands)	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]
BY CATEGORY									
Commercial (sec. by RE)	$ 40,902	$ 29,451	$ 11,451	$ 17,202	$ 11,090	$ 6,112	$ 58,104	$ 40,541	$ 17,563
Commercial construction	45,490	32,530	12,960	22,440	15,328	7,112	67,930	47,858	20,072
Commercial & industrial	504	365	139	3,397	2,302	1,095	3,901	2,667	1,234
Total commercial	86,896	62,346	24,550	43,039	28,720	14,319	129,935	91,066	38,869
Residential construction	59,747	43,018	16,729	35,508	23,459	12,049	95,255	66,477	28,778
Residential mortgage	19,342	13,917	5,425	21,716	14,262	7,454	41,058	28,179	12,879
Consumer / installment	120	86	34	238	169	69	358	255	103
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629
BY MARKET									
Atlanta MSA	$ 51,647	$ 37,186	$ 14,461	$ 13,755	$ 8,545	$ 5,210	$ 65,402	$ 45,731	$ 19,671
Gainesville MSA	4,949	3,563	1,386	3,695	2,442	1,253	8,644	6,005	2,639
North Georgia	80,831	57,969	22,862	70,900	47,698	23,202	151,731	105,667	46,064
Western North Carolina	15,468	11,138	4,330	7,228	4,743	2,485	22,696	15,881	6,815
Coastal Georgia	9,493	6,835	2,658	3,527	2,179	1,348	13,020	9,014	4,006
East Tennessee	3,717	2,676	1,041	1,396	1,003	393	5,113	3,679	1,434
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629

[(1)] This schedule presents a summary of classified loans included in the bulk loan sale transaction that closed on April 18, 2011.

[(2)] This column represents the book value, or carrying amount, of the loans prior to charge offs to mark loans to expected proceeds from sale.

[(3)] This column represents the charge-offs required to adjust the loan balances to the expected proceeds from the sale based on indicative bids received from prospective buyers, including principal payments received or committed advances made after the cutoff date through March 31, 2011 that are part of the settlement.

[(4)] This column represents the expected proceeds from the bulk sale based on indicative bids received from prospective buyers and equals the balance shown on the consolidated balance sheet as loans held for sale.

Loans / Deposits - Liquidity 54
(in millions)
Variance
2Q12 1Q12 2Q11 vs 1Q12 vs 2Q11

Loans $ 4,119 $ 4,128 $ 4,163 $ (9) $ (44)

Core (DDA, MMDA, Savings) $ 3,065 $ 3,053 $ 2,794 $ 12 $ 271
Public Funds 659 820 649 (161) 10
CD’s 1,887 1,960 2,439 (73) (552)
Total Deposits (excl Brokered) $ 5,611 $ 5,833 $ 5,882 $ (222) $ (271)

Loan to Deposit Ratio 73% 71% 71%

Investment Securities:
Available for Sale $ 1,259 $ 1,359 $ 1,194 $ (100) $ 65
Held to Maturity 283 304 371 (21) (88)
Total Investment Securities 1,542 1,663 1,565 (121) (23)
Floating Rate CMD, Bonds 442 540 623 (98) (181)
Total Securities Portfolio 1,984 2,203 2,188 (219) (204)

Percent of Assets (Excludes Floating) 19% 23% 22%

Commercial Paper & Reverse Repo $ 120 $ 235 $ 175 $ (115) $ (55)
Floating Rate Securities 442 540 623 (98) (181)
Excess Reserves 94 103 42 (9) 52
Total Excess Liquidity $ 656 $ 878 $ 840 $ (222) $ (184)

Wholesale Borrowings - Liquidity 55
(in millions)

Unused Variance
Capacity 2Q12 1Q12 2Q11 vs 1Q12 vs 2Q11

Wholesale Borrowings
(1)
Brokered Deposits $ 1,474 $ 211 $ 168 $ 301 $ 43 $ (90)
FHLB 629 125 215 41 (90) 84
Fed Funds 125 - - - - -
Other Wholesale 478 54 102 104 (48) (50)
Total $ 2,706 $ 390 $ 485 $ 446 $ (95) $ (56)

Long-Term Debt
Sub-Debt $ 65 $ 65 $ 95 $ - $ (30)
Trust Preferred Securities 55 55 55 - -
Total Long-Term Debt $ 120 $ 120 $ 150 $ - $ (30)

(1) Estimated Brokered Deposit Total Capacity at 25% of Assets

Deposits 56
Business Mix – at quarter-end
(in millions)
2Q12 vs.
DEPOSITS BY CATEGORY 2Q12 1Q12 4Q11 3Q11 2Q11 2Q11
Demand & Now $ 1,735 $ 1,722 $ 1,674 $ 1,686 $ 1,620 $ 115
MMDA & Savings 1,330 1,331 1,228 1,220 1,174 156
Core Transaction Deposits 3,065 3,053 2,902 2,906 2,794 271

Time < $100,000 1,159 1,201 1,326 1,387 1,503 (344)
Public Deposits 623 782 844 597 605 18
Total Core Deposits 4,847 5,036 5,072 4,890 4,902 (55)

Time > $100,000 728 759 807 867 936 (208)
Public Deposits 36 38 40 38 44 (8)
Total Customer Deposits 5,611 5,833 5,919 5,795 5,882 (271)

Brokered Deposits 211 168 179 210 301 (90)
Total Deposits $ 5,822 $ 6,001 $ 6,098 $ 6,005 $ 6,183 $ (361)

Core Transaction Deposits 57
Geographic Diversity
Core Transactions / Total Deposits (%)
2Q12 2Q11
2Q 11 2Q 12
$ in millions Coastal GA 64.0% 42.4%
Eastern Tennessee
Gainesville MSA 59.4 53.1
North Carolina 57.9 50.3
Gainesville MSA
Atlanta MSA 57.0 50.4
East TN 56.5 48.5
Coastal Georgia
North Georgia 51.2 51.1
North Carolina Total 54.3% 47.5%

North Georgia

Atlanta MSA

Non GAAP Reconciliation Tables 58
(in thousands except EPS)
Operating Earnings to GAAP Earnings Reconciliation
2Q12 1Q12 2Q11
Core net interest revenue reconciliation
Core net interest revenue $ 56,836 $ 58,864 $ 58,946
Taxable equivalent adjustment (444) (446) (429)
Net interest revenue (GAAP) $ 56,392 $ 58,418 $ 58,517

Core fee revenue reconciliation
Core fee revenue $ 12,764 $ 13,091 $ 11,096
Securities gains, net 6,490 557 783
Loss on prepayment of borrowings (6,199) (482) (791)
Gains from sales of low income housing tax credits - 728 -
Hedge ineffectiveness (losses) gains (180) 115 2,810
Interest on Federal tax refund - 1,100 -
Mark to market on deferred compensation plan assets (8) 270 7
Fee revenue (GAAP) $ 12,867 $ 15,379 $ 13,905

Core operating expense reconciliation
Core operating expense $ 41,312 $ 42,670 $ 45,680
Foreclosed property expense 1,851 3,825 1,891
Severance 1,155 190 1,150
Mark to market on deferred compensation plan liability (8) 270 7
Operating expense (GAAP) $ 44,310 $ 46,955 $ 48,728

Non GAAP Reconciliation Tables 59

Operating Earnings to GAAP Earnings Reconciliation
2Q12 1Q12 2Q11
Net interest margin - pre credit reconciliation
Net interest margin - pre credit 3.62% 3.76% 3.67%
Effect of interest reversals, lost interest, and carry costs of NPAs (.19) (.23) (.26)
Net interest margin 3.43 3.53 3.41

Tangible common equity and tangible equity to tangible assets reconciliation
Tangible common equity to tangible assets 5.45% 5.33% 1.37%
Effect of preferred equity 2.79 2.75 6.56
Tangible equity to tangible assets 8.24 8.08 7.93
Effect of goodwill and other intangibles .09 .11 .13
Equity to assets (GAAP) 8.33% 8.19% 8.06%

Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets 8.38% 8.21% 8.69%
Effect of preferred equity 4.36 4.23 4.20
Tangible equity to risk weighted assets 12.74 12.44 12.89
Effect of other comprehensive income .28 .10 (.42)
Effect of trust preferred 1.19 1.15 1.15
Tier I capital ratio (Regulatory) 14.21% 13.69% 13.62%

Analyst Coverage 26

61 United Community Banks, Inc. Investor Presentation Second Quarter 2012 Copyright 2012 United Community Banks, Inc. All rights reserved.